Class A: GIRAX  Class C: GIRCX  Institutional: GIRIX  Class IR: GIRTX
Before you invest, you may want to review the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 30, 2010, are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund seeks total return comprised of long-term growth of capital and dividend income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 73 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-112 of the Fund’s SAI.
SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Class IR

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.0%	None	None

Redemption Fee (as a percentage of amount redeemed, imposed through September 30, 2010 on the redemption of shares held for 30 calendar days or less)	2.0%	2.0%	2.0%	2.0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional	Class IR

Management Fees	1.05%	1.05%	1.05%	1.05%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None

Other Expenses	0.32%	0.32%	0.17%	0.32%

Total Annual Fund Operating Expenses	1.62%	2.37%	1.22%	1.37%

Fee Waivers and Expense Limitation[2]	(0.09)%	(0.09)%	(0.09)%	(0.09)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.53%	2.28%	1.13%	1.28%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser has agreed to (i) waive a portion of the management fee equal to 0.02% of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.064% of the Fund’s average daily net assets through at least April 30, 2011, and prior to such date the Investment Adviser may not unilaterally terminate the arrangement.

2      SUMMARY PROSPECTUS — GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example assumes that the expense limitation arrangement between the Fund and the Investment Adviser will remain in place for only one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$697	$1,025	$1,375	$2,359

Class C Shares

— Assuming complete redemption at end of period	$331	$731	$1,257	$2,699

— Assuming no redemption	$231	$731	$1,257	$2,699

Institutional Shares	$115	$378	$662	$1,469

Class IR Shares	$130	$425	$741	$1,638

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2009 was 115% of the average value of its portfolio.
PRINCIPAL STRATEGY
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry (“real estate industry companies”) outside the United States. A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. Real estate industry companies may include real estate investment trusts (“REITs”), REIT-like structures, or real estate operating companies whose businesses and services are related to the real estate industry.
The Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability over time. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type.
The Fund invests primarily in real estate industry companies organized outside the United States or whose securities are principally traded outside the United States. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in Japan, the United Kingdom, Australia, Hong Kong, Singapore, Canada and France. The Fund may also invest a portion of its assets in securities of issuers located in emerging market countries, such as Central American, South American, African, Middle Eastern, and certain Asian and Eastern European countries. From time to time, the Fund’s investments in a particular country may exceed 25% of its investment portfolio.
The Fund may also invest in REITs or real estate industry companies organized or principally traded in the United States and fixed income investments, such as government, corporate and bank debt obligations.
The fund is “non-diversified” under the Investment Company Act of 1940 (“Investment Company Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.
PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Real Estate Industry Risk. Risks associated with investments in the real estate industry include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general.
REIT Risk. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes,

3     SUMMARY PROSPECTUS — GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations.
Emerging Countries Risk. The securities markets of most Central and South American, African, Middle Eastern, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.
Industry Concentration Risk. The Fund concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.
Non-Diversification Risk. The Fund is non-diversified, and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
PERFORMANCE
The bar chart and table below and at right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 800-621-2550 for Institutional shareholders and 800-526-7384 for all other shareholders.
Performance reflects expense limitations in effect.
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2009	1 Year	Since Inception

Class A (Inception 7/31/06)
Returns Before Taxes	26.10%	-9.42%
Returns After Taxes on Distributions	21.12%	-11.01%
Returns After Taxes on Distributions and Sale of Fund Shares	17.41%	-8.40%
FTSE EPRA/NAREIT Developed Ex US Real Estate Index (reflects no deduction for fees, expenses or taxes)	44.56%	-4.35%

Class C (Inception 5/1/96)
Returns Before Taxes	31.34%	-8.55%
FTSE EPRA/NAREIT Developed Ex US Real Estate Index (reflects no deduction for fees, expenses or taxes)	44.56%	-4.35%

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	33.46%	-7.90%
FTSE EPRA/NAREIT Developed Ex US Real Estate Index (reflects no deduction for fees, expenses or taxes)	44.56%	-4.35%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	33.74%	-21.45%
FTSE EPRA/NAREIT Developed Ex US Real Estate Index (reflects no deduction for fees, expenses or taxes)	44.56%	-18.13%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: James Otness, CFA, Managing Director, has managed the Fund since 2009; and Frankie Chun Wah Lee, Vice President, has managed the Fund since 2011.

4     SUMMARY PROSPECTUS — GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class IR Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.
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